EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18  U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Gaming Ventures plc (the "Company") for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of such officer’s knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2014

By:	/s/ Shimon Citron
           Shimon Citron, Chief Executive Officer

Date: July 31, 2014

By:	/s/ Sami Sassoun
Sami Sassoun, Chief Financial Officer and Principal Accounting Officer